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                                                                      Exhibit 24

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr., Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2000 ("Form 10-K"), with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman                                        February 22, 2000
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Vance D. Coffman
Chairman and Chief Executive Officer


/s/ Norman R. Augustine                                     February 22, 2001
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Norman R. Augustine
Director


/s/ Marcus C. Bennett                                       February 22, 2001
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Marcus C. Bennett
Director
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/s/ James F. Gibbons                                        February 22, 2001
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James F. Gibbons
Director


/s/ Edward E. Hood, Jr.                                     February 22, 2001
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Edward E. Hood, Jr.
Director


/s/ Caleb B. Hurtt                                          February 22, 2001
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Caleb B. Hurtt
Director


/s/ Gwendolyn S. King                                       February 22, 2001
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Gwendolyn S. King
Director


/s/ Eugene F. Murphy                                        February 22, 2001
-----------------------
Eugene F. Murphy
Director


/s/ James R. Ukropina                                       February 22, 2001
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James R. Ukropina
Director


/s/ Douglas C. Yearley                                      February 22, 2001
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Douglas C. Yearley
Director
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/s/ Robert J. Stevens                                       February 22, 2001
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Robert J. Stevens
President and Chief Operating Officer


/s/ Christopher E. Kubasik                                  March 7, 2001
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Christopher E. Kubasik
Vice President and Chief Financial Officer;
  Acting Controller